UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2017

CrossAmerica Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Hamilton Street, Suite 200 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A (“Amendment”) amends and supplements the Current Report on Form 8-K filed by CrossAmerica Partners LP (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) on November 29, 2017 (the “Original Filing”) in connection with the Partnership’s acquisition, which closed on November 28, 2017, of the real property and the fuel supply business of 92 fee simple sites, the leasehold interest in five real property sites and the fuel supply business to four independent dealers, all located in Alabama, for aggregate cash consideration of $75.6 million, including the value of the motor fuel inventory contained in the retail sites and net of the assumption of certain liabilities (the “Jet-Pep Asset Acquisition”).  The Jet-Pep Asset Acquisition was funded by borrowings under our credit facility.

Pursuant to the instructions on Item 9.01 of Form 8-K, the Original Filing is being amended and supplemented by this Amendment to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. This information was not included in the Original Filing. No other amendments to the Original Filing are being made by this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Jet-Pep, Inc. and Affiliated Companies, including the balance sheet as of December 31, 2016, and the related statement of income and stockholder’s equity and cash flows for the year then ended, and the related notes thereto, are attached hereto as Exhibit 99.1.

The unaudited financial statements of Jet-Pep, Inc. and Affiliated Companies, including the balance sheets as of September 30, 2017 and December 31, 2016, and the related statements of income and stockholder’s equity and cash flows for the nine months ended September 30, 2017 and 2016, and the related notes thereto, are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Partnership giving effect to the Jet-Pep Asset Acquisition, including the pro forma condensed consolidated balance sheet as of September 30, 2017, and the related pro forma condensed consolidated statement of operations for the nine months ended September 30, 2017 and the year ended December 31, 2016, and the related notes thereto, are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit

No.Description

23.1	Consent of Pearce, Bevill, Leesburg, Moore, P.C., Independent Auditors.
99.1

Audited financial statements of Jet-Pep, Inc. and Affiliated Companies, including the balance sheet as of December 31, 2016, and the related statement of income and stockholder’s equity and cash flows for the year then ended, and the related notes thereto.

99.2

Unaudited financial statements of Jet-Pep, Inc. and Affiliated Companies, including the balance sheets as of September 30, 2017 and December 31, 2016, and the related statements of income and stockholder’s equity and cash flows for the nine months ended September 30, 2017 and 2016, and the related notes thereto.

99.3

Unaudited pro forma condensed consolidated financial information of CrossAmerica Partners LP giving effect to the Jet-Pep Asset Acquisition, including the pro forma condensed consolidated balance sheet as of September 30, 2017, the related pro forma condensed consolidated statement of operations for the nine months ended September 30, 2017 and the year ended December 31, 2016, and the related notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2018	CROSSAMERICA PARTNERS LP

By:CROSSAMERICA GP LLC, its general partner

By:/s/ Giovanna Rueda Name:Giovanna Rueda Title:Director, Legal Affairs and Corporate Secretary